UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported):

February 21, 2007

WORLD OMNI AUTO RECEIVABLES TRUST 2007–A

(Issuing Entity with respect to Securities)

WORLD OMNI FINANCIAL CORP.

(Sponsor with respect to Securities)

WORLD OMNI AUTO RECEIVABLES LLC

(Depositor with respect to Securities)

Delaware

(State or other jurisdiction of incorporation or organization)

333-133809-02

(Commission File Number)

52-2184798

(Depositor’s I.R.S. Employer Identification No.)

6189

(Primary Standard Industrial

Classification Code Number)

190 Jim Moran Blvd.

Deerfield Beach, FL 33442

(Address of principal executive offices of depositor, including Zip Code)

Depositor’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a—12)

             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 21, 2007, World Omni Auto Receivables LLC, a Delaware limited liability company (the “Depositor”), entered into an amended and restated trust agreement, a copy of which is filed as an exhibit hereto, with Deutsche Bank Trust Company Delaware, as owner trustee, relating to World Omni Auto Receivables Trust 2007-A (the “Issuing Entity”), a Delaware statutory trust created on December 29, 2006. On February 21, 2007, World Omni Financial Corp. and the Depositor entered into a Receivables Purchase Agreement, a copy of which is filed as an exhibit hereto, pursuant to which specified motor vehicle retail installment sale contracts and related property were sold by World Omni Financial Corp. to the Depositor. On February 21, 2007, the Issuing Entity, the Depositor and World Omni Financial Corp., as servicer (the “Servicer”), entered into a Sale and Servicing Agreement (the “Sale and Servicing Agreement”), a copy of which is filed as an exhibit hereto, pursuant to which motor vehicle retail installment sale contracts and related property were transferred by the Depositor to the Issuing Entity. On February 21, 2007, the Issuing Entity issued to World Omni Auto Receivables LLC the Auto Receivables Backed Notes, Series 2007-A Class A-1, Class A-2, Class A-3 and Class A-4 Notes (the “Class A Notes”) and Class B Notes (the “Class B Notes” and, together with the Class A Notes, the “Notes”), having an aggregate original principal amount of $1,131,105,000, pursuant to an Indenture (the “Indenture”), dated as of February 21, 2007, between the Issuing Entity and The Bank of New York, as indenture trustee, a copy of which is filed as an exhibit hereto. The Class A Notes were sold by World Omni Auto Receivables LLC to Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., Wachovia Capital Markets, LLC and Scotia Capital (USA) Inc., as underwriters, pursuant to an Underwriting Agreement, dated as of February 13, 2007, by and among the Depositor, the Servicer, and Banc of America Securities LLC and Credit Suisse Securities (USA) LLC, as representatives of the underwriters, a copy of which is filed as an exhibit hereto, and sold to the public. The Class B Notes were initially retained by World Omni Auto Receivables LLC.

Interest on the Notes will be distributed on each Payment Date (as defined in the Indenture). Monthly distributions in reduction of the principal amount of the Notes will be allocated to the Notes in accordance with the priorities set forth in the Indenture and the Sale and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of February 13, 2007, by and among World Omni Financial Corp., World Omni Auto Receivables LLC and Banc of America Securities LLC and Credit Suisse Securities (USA) LLC, as representatives of the underwriters named therein.

Exhibit 4.1	Sale and Servicing Agreement, dated as of February 21, 2007, by and among World Omni Financial Corp., as servicer, World Omni Auto Receivables LLC, as depositor, and World Omni Auto Receivables Trust 2007-A, as issuing entity.

Exhibit 4.2	Indenture, dated as of February 21, 2007, by and between World Omni Auto Receivables Trust 2007-A, as issuing entity, and The Bank of New York, as indenture trustee.

Exhibit 4.3	Trust Agreement, dated as of February 21, 2007, by and between World Omni Auto Receivables LLC, as depositor, and Deutsche Bank Trust Company Delaware, as owner trustee.

Exhibit 99.1	Receivables Purchase Agreement, dated as of February 21, 2007, by and between World Omni Financial Corp. and World Omni Auto Receivables LLC.

Exhibit 99.2	Administration Agreement, dated as of February 21, 2007, by and among World Omni Financial Corp., as administrator, World Omni Auto Receivables LLC, as depositor, World Omni Auto Receivables Trust 2007-A, as issuing entity, and The Bank of New York, as indenture trustee.

Exhibit 99.3	Swap Counterparty Rights Agreement, dated as of February 21, 2007, among Credit Suisse International, as swap counterparty, World Omni Auto Receivables Trust 2007-A, as issuer, The Bank of New York, as paying agent, and World Omni Auto Receivables LLC, as seller.

Exhibit 99.4	ISDA Master Agreement, dated as of February 21, 2007, between World Omni Auto Receivables Trust 2007-A and Credit Suisse International.

Exhibit 99.5	Schedule to the ISDA Master Agreement, dated as of February 21, 2007, between World Omni Auto Receivables Trust 2007-A and Credit Suisse International.

Exhibit 99.6	Credit Support Annex to the Schedule to the ISDA Master Agreement, dated as of February 21, 2007, between World Omni Auto Receivables Trust 2007-A and Credit Suisse International.

Exhibit 99.7	Swap Transaction Confirmation Relating to the Class A-4 Notes, dated February 21, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO RECEIVABLES LLC (Depositor)

	By:	/s/ Ben Miller
Dated: February 27, 2007	Name:	Ben Miller
	Its:	Assistant Treasurer

INDEX OF EXHIBITS

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of February 13, 2007, by and among World Omni Financial Corp., World Omni Auto Receivables LLC and Banc of America Securities LLC and Credit Suisse Securities (USA) LLC, as representatives of the underwriters named therein.

Exhibit 4.1	Sale and Servicing Agreement, dated as of February 21, 2007, by and among World Omni Financial Corp., as servicer, World Omni Auto Receivables LLC, as depositor, and World Omni Auto Receivables Trust 2007-A, as issuing entity.

Exhibit 4.2	Indenture, dated as of February 21, 2007, by and between World Omni Auto Receivables Trust 2007-A, as issuing entity, and The Bank of New York, as indenture trustee.

Exhibit 4.3	Trust Agreement, dated as of February 21, 2007, by and between World Omni Auto Receivables LLC, as depositor, and Deutsche Bank Trust Company Delaware, as owner trustee.

Exhibit 99.1	Receivables Purchase Agreement, dated as of February 21, 2007, by and between World Omni Financial Corp. and World Omni Auto Receivables LLC.

Exhibit 99.2	Administration Agreement, dated as of February 21, 2007, by and among World Omni Financial Corp., as administrator, World Omni Auto Receivables LLC, as depositor, World Omni Auto Receivables Trust 2007-A, as issuing entity, and The Bank of New York, as indenture trustee.

Exhibit 99.3	Swap Counterparty Rights Agreement, dated as of February 21, 2007, among Credit Suisse International, as swap counterparty, World Omni Auto Receivables Trust 2007-A, as issuer, The Bank of New York, as paying agent, and World Omni Auto Receivables LLC, as seller.

Exhibit 99.4	ISDA Master Agreement, dated as of February 21, 2007, between World Omni Auto Receivables Trust 2007-A and Credit Suisse International.

Exhibit 99.5	Schedule to the ISDA Master Agreement, dated as of February 21, 2007, between World Omni Auto Receivables Trust 2007-A and Credit Suisse International.

Exhibit 99.6	Credit Support Annex to the Schedule to the ISDA Master Agreement, dated as of February 21, 2007, between World Omni Auto Receivables Trust 2007-A and Credit Suisse International.

Exhibit 99.7	Swap Transaction Confirmation Relating to the Class A-4 Notes, dated February 21, 2007.